UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	July 29, 2010

Precision Aerospace Components, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30185	20-4763096
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Arthur Kill Road Staten Island, NY	10309-1202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(718) 356-1500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 Other Events

Item 8.01                      Other Events

On July 29, 2010 the existing financing agreement, entered into August 31, 2009 and modified on November 5, 2009, guaranteed by Precision Aerospace Components, Inc. (the “Company”), between Freundlich Supply Company, Inc. (“Freundlich”), the Company’s wholly-owned subsidiary, and Israel Discount Bank of New York (“IDB”) was extended through August 31, 2010, pending preparation by IDB of a longer term approval.  All other terms of the financing remain the same.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Precision Aerospece Components, Inc.

Date: July 29, 2010	By: /s/ Andrew S. Prince
Andrew S. Prince
President and Chief Executive Officer

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